Public Lender Presentation January 2012 Exhibit 99.1

Disclaimer
This presentation has been prepared by Eastman Kodak Company (the “Company”). It contains general information about the Company’s activities as at the date of the presentation.
It is information given in summary form and does not purport to be complete.
This presentation is not, and nothing in it should be construed as, an offer, invitation or recommendation in respect of the facilities or any of the Company’s securities, or an offer, invitation or recommendation to sell, or a solicitation of an offer to buy, the facilities or any of the Company’s securities in any jurisdiction. Neither this document nor anything in it shall form the basis of any contract or commitment. This presentation is not intended to be relied upon as advice to investors or potential investors and does not take into account the investment objectives, financial situation or needs of any investor. All investors should consider such factors in consultation with a professional advisor of their choosing when deciding if an investment is appropriate.
The Company has prepared this presentation based on information available to it, including information derived from public sources that have not been independently verified. No representation or warranty, express or implied, is provided in relation to the fairness, accuracy, correctness, completeness or reliability of the information, opinions or conclusions expressed herein.
The 2011 financial information included in this presentation is preliminary, unaudited and subject to revision upon completion of the Company's closing and audit processes.
All references to dollars are to United States currency unless otherwise stated.

Cautionary Statement Regarding Forward-Looking Statements
This presentation includes forward-looking statements, as that term is defined under the Private Securities Litigation Reform Act of
1995.  Forward–looking statements include statements concerning the Company’s plans, objectives, goals, strategies, future events, future revenue or performance, liquidity, cash flows, capital expenditures, financing needs, plans or business trends, and other information that is not historical information.  When used in this presentation, the words “estimates,” “expects,” “anticipates,”
“projects,” “plans,” “intends,” “believes,” “forecasts,” or future or conditional verbs, such as “will,” “should,” “could,” or “may,” and variations of such words or similar expressions are intended to identify forward–looking statements.  All forward–looking statements, including, without limitation, management’s examination of historical operating trends and data are based upon the Company’s expectations and various assumptions.  Future events or results may differ from those anticipated or expressed in these forward-
looking statements. Important factors that could cause actual events or results to differ materially from these forward-looking statements include, among others, the risks and uncertainties described under the heading “Risk Factors” in the Company’s most recent annual report on Form 10–K under Item 1A of Part 1, in the Company’s most recent quarterly report on Form 10–Q under Item
1A of Part II and those described in filings made by the Company with the U.S. Bankruptcy Court for the Southern District of New
York and in other filings the Company makes with the Securities & Exchange Commission from time to time, as well as the following:
the ability of the Company to continue as a going concern, the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the chapter 11 cases, the ability of the Company and its subsidiaries to prosecute, develop and consummate one or more plans of reorganization with respect to the chapter 11 cases, Bankruptcy Court rulings in the chapter 11 cases and the outcome of the cases in general, the length of time the Company will operate under the chapter 11 cases, risks associated with third party motions in the chapter 11 cases, which may interfere with the Company’s ability to develop and consummate one or more plans of reorganization once such plans are developed, the potential adverse effects of the chapter 11 proceedings on the Company’s liquidity, results of operations, brand or business prospects, the ability to execute the Company’s business and restructuring plan, increased legal costs related to the chapter 11 bankruptcy filing and other litigation, our ability to raise sufficient proceeds from the sale of non-core assets and the potential sale of our digital imaging patent portfolios within our plan, the Company’s ability to generate or raise cash and maintain a cash balance sufficient to fund continued investments, capital needs, restructuring payments and service its debt; the Company’s ability to maintain contracts that are critical to its operation, to obtain and maintain normal terms with customers, suppliers and service providers, to maintain product reliability and quality, to effectively anticipate technology trends and develop and market new products, to retain key executives, managers and employees, our ability to successfully license and enforce our intellectual property rights and the ability of the Company’s non-US subsidiaries to continue to operate their businesses in the normal course and without court supervision.  There may be other factors that may cause the Company’s actual results to differ materially from the forward–looking statements.  All forward–looking statements attributable to the Company or persons acting on its behalf apply only as of the date of this presentation, and are expressly qualified in their entirety by the cautionary statements included in this presentation.  The Company undertakes no obligation to update or revise forward–looking statements to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events.

Executive Summary
Eastman Kodak Company (the “Company” or “Kodak”) is a worldwide leader in imaging technology, helping consumers, businesses and creative professionals unleash the power of pictures and printing to enrich their lives
The Company recently reorganized and simplified its operating structure into two reporting lines, Commercial and Consumer
– The Company has identified specific businesses in transformation which will help improve its financial profile
– For Kodak’s fiscal year ended 2011, the Company had revenues of ~$6B
Over the last several years the Company has been executing a plan to transform from a traditional film business to a profitable and sustainable digital company but has experienced certain hurdles including:
– Legacy and restructuring costs from the Company’s traditional businesses
– More rapid decline than expected in traditional businesses and challenges reducing corporate costs as quickly
– Investment required to grow new digital businesses
– Delays in IP strategy used to fund investments
On January 19, 2012, Kodak and its U.S. subsidiaries filed for bankruptcy protection under Chapter 11 in New York
In connection with the filing, Kodak is raising up to $950 million of debtor-in-possession credit facilities (the “DIP Facilities”)
– A $250 million senior secured asset-based revolving credit facility and an up to $700 million senior secured term loan
– Proceeds from the DIP Facilities will be used to repay the Company’s existing revolver, and for working capital and general corporate purposes during the Chapter 11 case
Key objectives of Kodak’s business reorganization plan are as follows:
– Bolster liquidity in the U.S. and abroad
– Monetize non-strategic intellectual property
– Fairly resolve legacy liabilities
– Focus on its most valuable business lines
Kodak has hired James A. Mesterharm of AlixPartners as Chief Restructuring Officer to assist in the implementation and execution of the Company’s restructuring plan
Note:  The 2011 financial information included in this presentation is preliminary, unaudited and subject to revision upon completion of the Company's closing and audit processes.

Kodak Overview

Introduction: A Valuable Core; A Challenging Transition
Leader in Imaging Technology
Kodak operates development and manufacturing
centers across the globe
Diverse geographic revenue base with ~60% from
outside of the U.S.
The Kodak Brand: Strong and Valuable Asset
Nearly 21,000 registrations for Kodak and related
trademarks in 160 countries
Recognized as a top tier brand across the globe
Broad Geographic Footprint
Kodak History of Innovation
A transition from a film to a digital business
First Digital Camera (1976)
First PROSPER Press (2010)
First Consumer Color Digital Camera (1994)
Technology to select, arrange, and print
thumbnails (1998)
Creation Station Kiosk (1994)
Kodak Picture Exchange – first online
imaging service for professional
photographers (1993)

$479
($14)
$152
$23
($180)
($61) ($61)
$81
(300)
(150)
0
150
300
450
$600
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
$1,914
$1,555
$1,756
$1,942
$1,322
$1,485
$1,462
$1,753
0
500
1,000
1,500
2,000
$2,500
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
2011: $6,022
Financial Update
Financial Commentary
2010: $640 2011: ($221)
2010: $7,167
Note: Adjusted EBITDA excludes restructuring and pension and OPEB income or expense.
The sum of segment or quarterly amounts may not equal the total amounts due to rounding.
The 2011 financial information included in this presentation is preliminary, unaudited and subject to revision upon completion of the Company's closing and audit processes.
2011 revenue driven by:
– Continued decline in traditional film businesses
– Transformative strategy in digital cameras
– Revenue declines offset by increases in growth businesses, up 12% in 2011
Margin improvement in Digital Cameras and Devices, Retail
System Solutions, Consumer Inkjet and Enterprise Services
Margin improvement offset by compression in Prepress, Digital
Printing Solutions and other traditional businesses
Performance impacted by non-recurring IP licensing revenue
Geographic Revenue Distribution
2010
US
43%
RoW
57%
RoW
66%
US
34%
2011
Revenue
($ in millions)
Adjusted EBITDA
($ in millions)

Where We Are Today: Simplifying Our Operating Structure
Before Now
GCG
(2011 Rev: $2.7B)
CDG
(2011 Rev: $1.7B)
FPEG
(2011 Rev: $1.5B)
Digital Printing
Solutions
Business
Solutions &
Services
Prepress
Solutions
Retail Systems
Solutions
Digital Capture &
Devices
Gallery
Consumer Inkjet
Entertainment
Imaging
Traditional
Photofinishing
Industrial
Materials
Commercial
(2011 Rev: $3.4B)
Consumer
(2011 Rev: $2.6B)
Graphics, Entertainment &
Commercial Film Business
- Prepress Solutions
- Entertainment Imaging
- Commercial Film
(formerly
Industrial Materials)
Retail Systems Solutions
Digital Capture & Devices
Consumer Inkjet
Paper & Output Systems
(formerly Traditional Photofinishing)
Event Imaging Solutions
(formerly Traditional Photofinishing)
Digital & Functional Printing
- Digital Printing Solutions
- Functional Printing
- Packaging Solutions
(formerly Prepress Solutions)
New Structure is More Efficient
Enterprise Services &
Solutions *
- Document Scanners
- Workflow Software &
Services
Gallery
Intellectual Property
(formerly
Digital Devices & Cameras)
Film Capture
Focus on our consumer and commercial customers
Allocate resources more productively and improve efficiency
– Go-to-market for strategy for consumer businesses
Further reduce administrative costs
Consumer Film
(formerly Film
Capture)
*  Formerly Business Solutions & Services.
Note:  The 2011 financial information included in this presentation is preliminary, unaudited and subject to revision upon completion of the Company's closing and audit processes.
The sum of segment or quarterly amounts may not equal the total amounts due to rounding.

Investment Considerations
Market Leader in the Commercial Printing Sector
Significant Global Distribution Capabilities with Direct Businesses in 33 Countries
Attractive and Valuable IP Portfolio
Growth Businesses at Earnings Inflection Point
Super Priority Claim
Collateral Coverage Protected by Borrowing Base and Collateral Amount
Sufficient Liquidity
CRO Hired by Company to Help Execute the Plan
Substantial Global Cost Reduction Opportunity

Our Plan

Key Objectives of Restructuring Plan
Bolster liquidity in the U.S. and abroad
Monetize non-strategic intellectual property
Fairly resolve legacy liabilities
Focus on its most valuable business lines

Document Scanners
(Part of Enterprise Services & Solutions)
Business Lines by Life Cycle
Kodak Will
Focus on its
Most Valuable
Businesses
While
Optimizing
Stakeholder
Value From its
Other
Operations
Core Businesses Growth Businesses
Digital Plates
(Part of Prepress Solutions)
Workflow Software &
Services
(Part of Enterprise Services & Solutions)
Retail Systems Solutions
Digital Printing Solutions
Consumer Inkjet
Paper &
Output
Services
Entertainment
Imaging
Event Imaging
Solutions
Commercial
Film
Manage for Cash / Value
Digital Capture
& Devices
Gallery
Consumer
Film
Packaging Solutions
(Part of Prepress Solutions)
Intellectual
Property

Financial Overview By Life Cycle
Revenue Adjusted EBITDA
Core Core
Growth Growth
Manage for Cash / Value Manage for Cash / Value
$496
$562 $562
$629
$506
$579 $572
$640
0
500
$1,000
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
$227
$236
$264
$333
$265
$277
$287
$358
0
250
$500
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
$640
$757
$720
$902
$551
$629
$603
$691
$1,190
$757
$930
$980
$551
$629
$603
$755
$550
$210
$78
$64
0
500
1,000
$1,500
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
$23
$57
$54
$76
$24
$54
$57
$79
0
50
$100
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
($74)
($88)
($122)
($96)
($129)
($103)
($108)
($75)
(150)
(100)
(50)
$0
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
$530
$17
$220
$43
($75)
($12) ($10)
$77
(200)
0
200
400
$600
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
Non-recurring IP
2010: $2,250 2011: $2,297
2010: $1,061 2011: $1,187
2010 Ex IP: $3,019
2010 IP: $838
2011Ex IP: $2,474
2011 IP: $64
2010: $210 2011: $214
2010: ($380) 2011: ($415)
2010: $810 2011: ($20)
($ in millions)

Note: Adjusted EBITDA excludes restructuring and pension and OPEB income or expense.
The sum of segment or quarterly amounts may not equal the total amounts due to rounding.
The 2011 financial information included in this presentation is preliminary, unaudited and subject to revision upon completion of the Company's closing and audit processes.

IP Monetization Summary
Kodak is a pioneer in the field of imaging technology
Contemporary innovations include the invention of the digital still camera, online photo exchange, as well as technology development in key digital capture fields such as sensors and image processing algorithms
2008 through 2010 revenue and gross profit generated from licensing and royalties of $1,892M
The changing IP marketplace and Kodak’s business focus has prompted Kodak to offer part of its extensive patent portfolio for sale
Includes both the Digital Capture (DC) and Kodak Imaging Systems & Services (KISS) portfolios
Digital
Capture
Portfolio
Approximately 740 U.S. patents and 300 foreign patents
Approximately 155 pending U.S. applications and 230 pending foreign applications
Kodak Imaging
Systems and
Services
Portfolio
Approximately 415 U.S. patents and 285 foreign patents
Approximately 135 pending U.S. applications and 180 pending foreign applications

Robust DC and KISS Portfolios
Portfolios cover many established and developing digital imaging technologies
From “capture” to “edit” to “manage” to “display” to “share” to “print”
Includes hardware, software, image science, networking & e-commerce
Camera Architecture Optical Image Formation Sensing & Signal Generation Capture Image Processing
Capture Post Processing Storage and Display System Interfaces Editing
Network Services Sharing & Storing Organization Order Fulfillment

Cost-Cutting Initiatives: $100M+ Opportunity
$185
Corporate Engineering, Research,
Buildings and Other
$140
Legal, Human Resources, Marketing
and CEO
$260
Finance, Purchasing and
Information Systems
Corporate
Costs
Overview of Corporate Cost Reductions
$100M+ in Cost Reduction Opportunities
Have explored potential for cost cutting
across all corporate costs
– Significant reduction in finance costs,
aided by simplified, two segment
reporting structure
– All non-essential advertising and
marketing programs eliminated
– All non-core corporate research and
engineering eliminated
– Reduction taken across all functions
and include exiting unexpired
contracts
($ in millions)

Chief Restructuring Officer Will Aid Plan Execution
in the implementation and execution of the Company’s restructuring plan
Has earned numerous restructuring awards including the
“2010 Global Turnaround Consultant of the Year” by the
Global M&A Network and the “2011 Transaction of the Year
Award” from the Turnaround Management Association for
work done with General Growth Properties
Has been a guest lecturer on restructuring topics at
Northwestern University’s J.L. Kellogg School of
Management
A non-practicing Certified Public Accountant, he has a
degree in accounting and management from Purdue
University and a MBA from the Kellogg School of
Management
Function Biography
Mr. Mesterharm will oversee bankruptcy and
restructuring activities and support the Kodak
management team during the chapter 11 case to ensure
progress in the plan’s objectives to:
– Bolster liquidity in the U.S. and abroad
– Monetize non-strategic intellectual property
– Fairly resolve legacy liabilities
– Focus on Kodak’s most valuable business lines
Reporting Structure
Mr. Mesterharm will report directly to the Kodak Board of
Directors
Kodak has hired James A. Mesterharm of AlixPartners as Chief Restructuring Officer to assist
Jim Mesterharm is an AlixPartners Managing Director
Has been a Managing Director at AlixPartners for more than
10 years
Has been involved in many of the most visible and
successful chapter 11 bankruptcy cases, such as General
Growth Properties, Safety-Kleen, Zenith Electronics, Silicon
Graphics Incorporated, Parmalat USA and many others
Has served as CRO of Parmalat USA and Tekni-Plex,
among others

13-Week Cash Flow U.S. Forecast
1 2 3 4 5 6 7 8 9 10 11 12 13
Projected Projected Projected Projected Projected Projected Projected Projected Projected Projected Projected Projected Projected
Pre-Petition Post-Petition Post-Petition Post-Petition Post-Petition Post-Petition Post-Petition Post-Petition Post-Petition Post-Petition Post-Petition Post-Petition Post-Petition
Week Ended Week Ended Week Ended Week Ended Week Ended Week Ended Week Ended Week Ended Week Ended Week Ended Week Ended Week Ended Week Ended Total
01/13/12 01/20/12 01/27/12 02/03/12 02/10/12 02/17/12 02/24/12 03/02/12 03/09/12 03/16/12 03/23/12 03/30/12 04/06/12
CASH RECEIPTS:
Operating Receipts 35.0 $            32.9 $            38.0 $            34.8 $            31.5 $            31.5 $            26.0 $            26.3 $            33.6 $            33.6 $            33.6 $            47.0 $            30.2 $            434.1 $
Net Intercompany Trade Receipts -                 -                 -                 35.0               -                 -                 -                 35.0               -                 -                 -                 35.0               -                 105.0
Other Receipts
(1)
-                 -                 0.4                 -                 -                 -                 3.4                 -                 -                 -                 -                 45.4               -                 49.3
Total Receipts 35.0 $            32.9 $            38.4 $            69.8 $            31.5 $            31.5 $            29.4 $            61.3 $            33.6 $            33.6 $            33.6 $            127.4 $         30.2 $            588.4 $
CASH DISBURSEMENTS:
General Disbursements (33.8)             (31.8)             (67.8)             (32.7)             (31.1)             (31.1)             (24.7)             (37.2)             (34.2)             (34.2)             (32.8)             (35.5)             (15.2)             (442.2)
Payroll/Benefit (14.5)             (21.9)             (3.2)                (32.5)             (3.4)                (28.5)             (2.8)                (31.2)             (3.0)                (27.7)             (3.0)                (27.7)             (5.9)                (205.2)
Other Disbursements
(2)
(9.0)                (13.0)             -                 (12.3)             (4.6)                (9.6)                (4.6)                (12.3)             (4.8)                (9.8)                (4.8)                (12.3)             -                 (97.2)
Total Disbursements (57.3) $          (66.7) $          (71.0) $          (77.5) $          (39.1) $          (69.3) $          (32.2) $          (80.7) $          (42.0) $          (71.7) $          (40.5) $          (75.5) $          (21.0) $          (744.6) $
Net Cash Flow, bef. Debt, and Restructuring (22.3) $          (33.8) $          (32.6) $          (7.7) $            (7.6) $            (37.8) $          (2.8) $            (19.4) $          (8.3) $            (38.1) $          (6.9) $            51.9 $            9.1 $              (156.2) $
Cumulative (22.3) $         (56.0) $         (88.7) $         (96.4) $         (104.0) $       (141.8) $       (144.6) $       (164.0) $       (172.3) $       (210.4) $       (217.3) $       (165.3) $       (156.2) $       (156.2) $
RESTRUCTURING/INTEREST RELATED
Restructuring Related, Fees and Interest Expense
(3) (4)
(7.8)                (49.4)             (28.4)             (29.8)             (29.8)             (51.7)             (3.7)                -                 -                 (0.4)                (6.1)                -                 (0.6)                (207.5)
Total Restructuring/Interest Related (7.8) $            (49.4) $          (28.4) $          (29.8) $          (29.8) $          (51.7) $          (3.7) $            - $              - $              (0.4) $            (6.1) $            - $              (0.6) $            (207.5) $
Net Cash Flow, before Draw (Repay) (30.1) $          (83.2) $          (61.0) $          (37.5) $          (37.4) $          (89.5) $          (6.4) $            (19.4) $          (8.3) $            (38.5) $          (13.0) $          51.9 $            8.5 $              (363.7) $
Cumulative (30.1) $         (113.3) $       (174.3) $       (211.7) $       (249.1) $       (338.6) $       (345.1) $       (364.4) $       (372.8) $       (411.3) $       (424.2) $       (372.3) $       (363.7) $       (363.7) $
DIP Term Loan Draw/(Repay) -                 400.0             -                 -                 -                 300.0             -                 -                 -                 -                 -                 (15.0)             -                 685.0
Repayment of Pre-Petition Revolver (0.0)                (100.0)           -                 -                 -                 -                 -                 -                 -                 -                 -                 -                 -                 (100.0)
DIP ABL Draw/(Repay) -                 -                 -                 -                 -                 -                 0.0                 0.0                 (0.0)                -                 0.0                 (0.0)                0.0                 0.0
Net Cash Flow (30.1) $          216.9 $         (61.0) $          (37.5) $          (37.4) $          210.5 $         (6.4) $            (19.4) $          (8.3) $            (38.5) $          (13.0) $          36.9 $            8.5 $              221.3 $
Cumulative (30.1) $         186.7 $         125.7 $         88.3 $           50.9 $           261.4 $         254.9 $         235.6 $         227.2 $         188.7 $         175.8 $         212.7 $         221.3 $         221.3 $
Beginning Operating Cash Balance 115.0 $         84.9 $            301.8 $         240.7 $         203.3 $         165.9 $         376.4 $         370.0 $         350.6 $         342.2 $         303.7 $         290.8 $         327.7 $         115.0 $
Ending Operating Cash Balance 84.9 $            301.8 $         240.7 $         203.3 $         165.9 $         376.4 $         370.0 $         350.6 $         342.2 $         303.7 $         290.8 $         327.7 $         336.3 $         336.3 $
Beginning Pre-Petition Revolver 100.0 $         100.0 $         - $              - $              - $              - $              - $              - $              - $              - $              - $              - $              - $              100.0 $
Ending Pre-Petition Revolver 100.0 $         - $              - $              - $              - $              - $              - $              - $              - $              - $              - $              - $              - $              - $
Beginning DIP ABL - $              - $              - $              - $              - $              - $              - $              0.0 $              0.0 $              - $              - $              0.0 $              - $              - $
Ending DIP ABL
(5) (6)
- $              - $              - $              - $              - $              - $              0.0 $              0.0 $              - $              - $              0.0 $              - $              0.0 $              0.0 $
Beginning DIP Term Loan - $              - $              400.0 $         400.0 $         400.0 $         400.0 $         700.0 $         700.0 $         700.0 $         700.0 $         700.0 $         700.0 $         685.0 $         - $
Ending DIP Term Loan - $              400.0 $         400.0 $         400.0 $         400.0 $         700.0 $         700.0 $         700.0 $         700.0 $         700.0 $         700.0 $         685.0 $         685.0 $         685.0 $
1) Includes asset sales, intercompany advances and dividends, and other receipts.
2) Include silver purchases, EI rebates and miscellaneous disbursements.
3) Includes professional fees, restructuring charges, DIP related fees and interest, utility deposits, and payments under various supplier motions.
4) Includes $120M of payments under supplier motions.
5) Approximately $136M of LCs and secured agreements will be issued or secured under the facility.
6) The forecast assumes the remainder of the DIP is available but not drawn so that the company can comply with the minimum liquidity covenant.

Transaction Overview

Transaction Overview
The Company is inviting potential lenders to participate in an up to $950 million debtor-
in-possession facility
The transaction will provide the Company with necessary liquidity and will be used to refinance the pre-petition first lien asset based revolving credit facility
The DIP facility is comprised of:
– A $250 million asset based revolving tranche secured by (i) a first lien on all U.S.
accounts receivable, inventory and M&E, (ii) a first lien on all Canadian accounts receivable and inventory and (iii) a second lien on the collateral securing the Term
Loan tranche
– An up to $700 million term loan tranche secured by (i) a first priority security interest in property, plant, rights under leases and other contracts, patents, copyrights, trademarks, tradenames, other intellectual property and a 65% pledge of the stock of foreign subsidiaries and (ii) a second priority security interest in the collateral securing the Asset Based Revolver

Sources & Uses
At Interim Order
($ in millions)
Interim Order to Final Order
(2)
($ in millions)
Sources of Funds Amount % Uses of Funds Amount %
DIP ABL Revolver (1) $0.0 0% Repayment of principal under pre-petition ABL Facility $100.0 11%
DIP Term Loan 700.0 77% General cash disbursements 323.6 36%
Cash receipts from Interim to Final 204.1 23% Restructuring / interest related expenses 189.0 21%
Cash to balance sheet 291.4 32%
Total Sources $904.1 100% Total Uses $904.1 100%
Sources of Funds Amount % Uses of Funds Amount %
DIP ABL Revolver (1) $0.0 0% Repayment of principal under pre-petition ABL Facility $100.0 25%
DIP Term Loan 400.0 100% Restructuring expenses and cash to balance sheet 300.0 75%
Total Sources $400.0 100% Total Uses $400.0 100%
1.
Commitments under the DIP ABL Revolver will total $250 million.  At closing, the facility will be used to refinance the letters of credit and secured agreements under the pre-petition ABL facility.
2.
Based on the Company’s 13-week cash flow forecast beginning the week ended 1/20/2012 through the week ended 2/17/2012.

Pro Forma Capitalization at Final Order
*Amounts illustrated above as disclosed by the Company and represent outstanding principal amount.
1.Commitments under the DIP ABL Revolver will total $250 million. At closing, the facility will be used to refinance the letters of credit and secured agreements under the pre-petition ABL facility.
Pro Forma Capitalization Table at Final Order
($ in millions)
12/31/2011* Adjustments Pro Forma
Post-Petition
DIP ABL Revolver
(1)
- - -
DIP Term Loan - $700 $700
Total Post-Petition Secured Debt - $700
Pre-Petition
Existing ABL Revolver $100 ($100) -
Total First Lien Secured Debt $100 -
9.75% Second Lien Notes due 2018 $500 - $500
10.625% Second Lien Notes due 2019 250 - 250
Total Second Lien Secured Debt $750 $750
7.25% Senior Unsecured Notes due 2013 $250 - $250
7% Convertible Senior Notes due 2017 400 - 400
9.95% Senior Unsecured Notes due 2018 3 - 3
9.20% Senior Unsecured Notes due 2021 10 - 10
Other U.S. term notes 20 - 20
Other German term notes 80 - 80
Total Unsecured Debt $763 $763
Total Debt $1,613 $2,213

Summary of Terms – Asset Based Revolver
(1) The Borrowing Base for the U.S. Loan Parties and the Canadian
Loan Parties shall be calculated separately.
Borrowers Eastman Kodak Company, as a debtor and debtor-in-possession, and Kodak Canada Inc.
Guarantors All of the Company’s direct and indirect U.S. and Canadian subsidiaries (substantially identical to the prepetition ABL facility)
Agent Citicorp North America, Inc.
Sole Lead Arranger Citigroup Global Markets Inc.
Facility $250 million asset based revolving credit facility comprised of:
• $225 million U.S. facility
• $25 million Canadian facility
LC Sublimit $200 million sublimit under the U.S. facility
Closing Date January 20, 2012
Tenor 18 months from the Closing Date
Use of Proceeds Together with the term loan facility for working capital and general corporate purposes, including to refinance all of the indebtedness outstanding under the prepetition ABL facility and to pay fees and expenses related to the transactions
Security • First priority security interest in cash and cash collateral (incl. any investments of such cash, but excl. proceeds of Term Loan collateral), deposit accounts, inventory, machinery and equipment, accounts receivable and letter of credit rights relating to inventory, accounts receivable, machinery and equipment and proceeds of the foregoing
• Second priority security interest in the collateral securing the term loan
Borrowing Base (1) Equal to the sum of (x) 85% of eligible accounts receivable, plus (y) the lesser of (I) 65% of cost of eligible inventory and (II) 85% of the Net Orderly Liquidation Value (“NOLV”) of eligible inventory, plus (z) the lesser of (I) $35 million and (II) 75% of the NOLV of eligible machinery and equipment, in each case of the Loan Parties (or, in the case of eligible machinery and equipment, of the U.S.
Loan Parties), minus reserves
Availability Block A $25 million US availability block will be in effect at all times after applying the $225 million facility limit
Pricing L + 325 bps
Unused Fee 50 bps
Borrowing Base
Reporting
The Company must provide Borrowing Base Certificates (A) semi-monthly (as of the 15th day and as of the last day of each month);
(B) immediately, if at any time the Company becomes aware that the Borrowing Base would be less than 85% of the Borrowing Base as of the most recent Borrowing Base Certificate, (C) weekly upon the occurrence and continuance of an Event of Default
Field Examinations /
Appraisals
Cash Dominion Full cash dominion at all times with funds swept into a Sweep Account and used to repay amounts outstanding during the continuation of an Event of Default
Field examinations and appraisals of inventory and machinery and equipment may be conducted twice per annum with unlimited field examinations and appraisals permitted during the continuation of an Event of Default

Summary of Terms – Term Loan
Borrowers Eastman Kodak Company, as a debtor and debtor-in-possession
Guarantors All of the Company’s direct and indirect U.S. subsidiaries
Agent Citicorp North America, Inc.
Sole Lead
Arranger
Citigroup Global Markets Inc.
Facility Up to $700 million term loan facility
$400 million made available upon the approval of the Interim Order
Up to $300 million to be made available upon the approval of the Final Order
Facility Rating TBD
Closing Date January 20, 2012
Tenor 18 months from the Closing Date
Use of Proceeds Together with the ABL facility for working capital and general corporate purposes, including to refinance all of the indebtedness outstanding under the prepetition ABL facility and to pay fees and expenses related to the transactions
Security First priority security interest in property, plant, rights under leases and other contracts, patents, copyrights, trademarks, tradenames, other intellectual property and a 65% pledge of the stock of foreign subsidiaries
Second priority security interest in the collateral securing the Asset Based Revolver
Pricing L + 750 bps with a 1.00% LIBOR floor
OID 97.00 – 97.50
Mandatory
Prepayments
Usual and customary for financings of this type, including, but not limited to, (i) 100% of net cash proceeds from the sale of the Digital Imaging Patent Portfolio, (ii) 75% of IP settlement proceeds and Other Proceeds
(this “reinvestment right” is subject to a maximum of $150 million of proceeds that will be available to the
Company)

Asset Based Revolver and Term Loan Covenants
Affirmative
Covenants
Usual and customary for DIP facilities, including, but not limited to:
The hiring and continued employment of a Chief Restructuring Officer
Case milestones, including, but not limited to, the requirement to file a bidding procedures motion under
Section 363 of the Bankruptcy Code relating to the sale of the IP Portfolio by no later than June 30, 2012
Negative
Covenants
Usual and customary for DIP facilities, including, but not limited to, restrictions on liens, mergers, indebtedness, asset sales, transactions with affiliates, dividends, investments
Financial
Reporting
Covenants
Annual audited, quarterly unaudited and monthly unaudited financial statements
Weekly 13-week cash flow projections
Not later than September 30, 2012 annual audited and quarterly unaudited “carve-out” financial statements for the Company’s consumer and commercial businesses and additional business units to be agreed
Financial
Covenants
Minimum Consolidated Adjusted EBITDA: Covenant levels posted to Intralinks
Minimum US Liquidity: (i) Prior to the approval of the Final Order, $125 million, (ii) between the Final
Order Entry Date (or, if later, the date on which the remaining term loan amount is funded) and March
31, 2012, $250 million, (iii) between April 1, 2012 and September 30, 2012, $150 million and (iv) after
September 30, 2012, $100 million

Term Loan Collateral Overview
The DIP Term Loan facility will have a perfected first priority secured interest in intellectual property, real estate and a
65% pledge of the stock of foreign subsidiaries
– Additionally, the DIP Term Loan will benefit from a perfected second priority secured interest in the collateral securing the ABL on a first lien basis
Intellectual
Property
Description
Digital Capture (DC) and Kodak Imaging Systems and Services (KISS) patent portfolios being marketed for sale
DC and KISS comprise of 1,160 US patents, 585 foreign patents and 700 patent applications
In total, Kodak patent portfolio includes 10,700 worldwide patents
DC and KISS patent portfolio valued at $2.2 - $2.6 billion *
* Provided by 284 Partners, LLC
Real Estate
Stock of Foreign
Subsidiaries
Includes the Company’s corporate headquarters in Rochester, NY
23 domestic properties located in 8 states
Net book value of U.S. real property as of 12/31/2011 totaled approximately $207 million
Lien on
ABL Collateral
Operates multiple business lines in foreign jurisdictions
FYE 2010 Net Sales attributed to foreign countries of $4,083 million
FYE 2010 Net Plant, Property & Equipment in foreign countries of $373 million
Potential Non-
Core Business
Sales
Company has covenanted in the Credit Agreement to provide, not later than September 30, 2012, annual audited and quarterly unaudited “carve-out” financial statements for the Company’s consumer and commercial businesses and additional business units to be agreed
Term Loan lenders will have a lien on U.S. ABL collateral; ABL facility size of $250 million
U.S. ABL Borrowing Base is sum of (i) 85% of U.S. eligible A/R, plus (ii) lesser of (a) 65% of cost of U.S. eligible inventory and (II) 85% of NOLV of U.S. eligible inventory, (iii) lesser of (a) $35 million and (b) 75% of NOLV of U.S.
eligible M&E, minus reserves
Gross assets securing the U.S. ABL on a first lien basis as of 12/31/2011 totaled approximately $920 million

Transaction Timeline – Term Loan
Week of Action
January 16
th
• Bankruptcy filing
January 23
rd
• Launch of syndication via Lender Call
• Commitments due from potential lenders
January 2012 February 2012
S M T W T F S S M T W T F S
1 2 3 4 5 6 7 1 2 3 4
8 9 10 11 12 13 14 5 6 7 8 9 10 11
15 16 17 18 19 20 21 12 13 14 15 16 17 18
22 23 24 25 26 27 28 19 20 21 22 23 24 25
29 30 31 26 27 28 29

Appendix

Businesses Under U.K. Corporate Structure
Eastman Kodak Company
Kodak Limited U.K. All Other Corporate Entities and Branches
Business Operations Specific Country Operations
India
Kodak International
Finance Limited (finance
vehicle for rest of world)
Manufacturing for Paper &
Output Systems
Prepress Solutions facility in
Leeds
Cinesite: Kodak’s visual
effects business
All other Kodak Operations
The proportion of Kodak’s business operations that are under the U.K.
corporate structure is immaterial. Kodak U.K. also holds KIFL, which is finance vehicle for ROW.  Kodak is in constructive discussions with the trustees of its
U.K. pension plan.

Non-GAAP Reconciliations
Within the Company's January 23, 2012 Public Lender Presentation, reference is made to certain non-GAAP financial measures, including
“Core Adjusted EBITDA”, “Growth Adjusted EBITDA”, “Manage for Cash/Value Adjusted EBITDA” and “Adjusted EBITDA”
The following table reconciles 2011 Core Adjusted EBITDA, Growth Adjusted EBITDA, Manage for Cash/Value Adjusted EBITDA and Adjusted
EBITDA to the GAAP measure of 2011 net (loss) earnings attributable to Eastman Kodak Company (amounts in millions):
Full Year
Q1 2011 Q2 2011 Q3 2011 Q4 2011 2011
Core adjusted EBITDA, as presented 24 $         54 $         57 $         79 $         214 $
Growth adjusted EBITDA, as presented (129)        (103)        (108)        (75)          (415)
Manage for cash/value adjusted EBITDA,
   as presented (75)          (12)          (10)          77            (20)
Adjusted EBITDA, as presented (180) $     (61) $       (61) $       81 $         (221) $
Depreciation (64)          (67)          (62)          (60)          (253)
Amortization (11)          (9)            (10)          (9)            (39)
Pension/OPEB service costs and amortization of
   recognized prior service costs 1               2               2               2               7
Restructuring costs, rationalization and other (35)          (36)          (18)          (44)          (133)
Interest cost, expected return on plan assets,
   amortization of actuarial gains (losses) and
   settlement components of pension & OPEB expense (8)            (4)            (13)          (3)            (28)
Other operating (expenses) income, net 70            1               (12)          8               67
Interest expense (38)          (38)          (41)          (39)          (156)
Other income (charges), net (8)            17            (7)            (4)            (2)
Loss from continuing operations before income
   taxes (273) $     (195) $     (222) $     (68) $       (758) $
(Benefit) provision for income taxes (24)          (16)          -          49            9
Loss from continuing operations  (249) $     (179) $     (222) $     (117) $     (767) $
Earnings from discontinued operations, net of
   income taxes 3               -          -          -          3
Net loss attributable to Eastman Kodak
   Company
(246) $     (179) $     (222) $     (117) $     (764) $

Non-GAAP Reconciliations
Within the Company's January 23, 2012 Public Lender Presentation, reference is made to certain non-GAAP financial measures, including
“Core Adjusted EBITDA”, “Growth Adjusted EBITDA”, “Manage for Cash/Value Adjusted EBITDA” and “Adjusted EBITDA”
The following table reconciles 2010 Core Adjusted EBITDA, Growth Adjusted EBITDA, Manage for Cash/Value Adjusted EBITDA and Adjusted
EBITDA to the GAAP measure of 2010 net earnings (loss) attributable to Eastman Kodak Company (amounts in millions):
Full Year
Q1 2010 Q2 2010 Q3 2010 Q4 2010 2010
Core adjusted EBITDA, as presented 23 $         57 $         54 $         76 $         210 $
Growth adjusted EBITDA, as presented (74)          (88)          (122)        (96)          (380)
Manage for cash/value adjusted EBITDA,
   as presented 530          17            220          43            810
Adjusted EBITDA, as presented 479 $       (14) $       152 $       23 $         640 $
Depreciation (84)          (77)          (81)          (76)          (318)
Amortization (17)          (15)          (15)          (13)          (60)
Pension/OPEB service costs and amortization of
   recognized prior service costs 3               3               3               2               11
Restructuring costs, rationalization and other (14)          (11)          (29)          (24)          (78)
Interest cost, expected return on plan assets,
   amortization of actuarial gains (losses) and
   settlement components of pension & OPEB expense 26            22            25            23            96
Other operating (expenses) income, net (4)            2               3               (620)        (619)
Legal contingencies and settlements -          (10)
-
2               (8)
Loss on early extinguishment of debt (102)        -          -          -          (102)
Interest expense (38)          (41)          (38)          (32)          (149)
Other income (charges), net (4)            -          8               22            26
Earnings (loss) from continuing operations before
   income taxes 245 $       (141) $     28 $         (693) $     (561) $
Provision (benefit) for income taxes 126          26            71            (109)        114
Earnings (loss) from continuing operations 119 $       (167) $     (43) $       (584) $     (675) $
(Loss) earnings from discontinued operations, net of
   income taxes
-
(1)
-
(11)          (12)
Net earnings (loss) attributable to Eastman Kodak
   Company 119 $       (168) $     (43) $       (595) $     (687) $